SUMMARY PROSPECTUS

May 1, 2026

Rational Special Situations Income Fund

Class A Shares: RFXAX	Class C Shares: RFXCX	Institutional Shares: RFXIX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY - RATIONAL SPECIAL SITUATIONS INCOME FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 145 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 92.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.27%(3)	0.27%(3)	0.21%(3)
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.78%	2.03%	2.72%
Fee Waivers and/or Expense Reimbursements(5)	(0.01)%	(0.01)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(5)	1.77%	2.02%	2.72%

(1)In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2)Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

(3) Other Expenses include costs and expenses incurred by the Fund in connection with litigations or claims regarding portfolio investments initiated by the Fund’s sub-adviser of 0.01% with respect to Institutional shares and Class C shares.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding (i) acquired fund fees and expenses, (ii) brokerage commissions and trading costs, (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, (vi) non-routine or extraordinary expenses (such as regulatory inquiry and litigation or reorganizational costs), and (vii) costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment adviser or sub-advisor) to not more than 1.75%, 2.00% and 2.75% of the daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2027. This arrangement may only be terminated prior to this date with

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the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem (or you hold, as applicable) all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$180	$559	$964	$2,094
Class A Shares	$670	$1,080	$1,515	$2,721
Class C Shares – no redemption	$275	$844	$1,440	$3,051
Class C Shares – with redemption	$375	$844	$1,440	$3,051

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage-backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises or agencies (such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) and Government National Mortgage Association (“GNMA”). The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans. The Fund’s investment sub-advisor, ESM Management, LLC (the “Sub-Advisor”), will allocate the Fund’s investments to asset classes that it views as offering the best values in the marketplace on a relative (risk-adjusted) basis at that time.

The Sub-Advisor seeks to identify, through its own proprietary research and analysis, investments that it believes are undervalued and/or have the potential to achieve an above-market yield over the longer term. The investment strategy also seeks to identify “special situations” within fixed income markets, particularly the market for non-agency mortgage-backed securities and corporate bonds, where the Fund will make opportunistic investments in securities that may be mispriced due to structural or market driven factors. In this regard, the Sub-Advisor seeks to identify complexities, inefficiencies or flaws in the underlying legal and technical structures of certain debt issuances that the Sub-Advisor believes may have gone unnoticed by, or that are being misunderstood by, other market participants, such that the market is undervaluing the expected return. These opportunities that the Sub-Advisor seeks to identify may come in the form of flaws of logic or interpretation in a debt security’s pooling and servicing agreements or bond indentures. The Sub-Advisor seeks to identify and then exploit these opportunities while seeking to limit downside exposure. The Sub-Advisor will seek to remedy issues it has identified in the security through activist

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strategies, including, in cases where the investment’s cash flows are not being directed properly: (i) bringing the technical issue to the attention of indenture trustees or servicers; (ii) negotiating with the applicable parties to compensate the Fund for the issue; or (iii) through litigation or the threat of litigation. Once a potential special situation investment is identified, the Sub-Advisor estimates various factors, including the investment’s anticipated baseline return, potential upside, probability of upside scenario, and investment horizon. Based on this analysis and the market opportunity in terms of outstanding issue size and ability to source the security, the Fund’s investment will be sized based on the Sub-Advisor’s discretion.

The implementation of the Sub-Advisor’s “special situations” activist strategies will from time to time cause the Fund to incur special litigation expenses, and the success of the strategies, including recovery of such expenses through the receipt of settlement or judgment amounts, may not occur or may involve longer time frames than originally expected. Investors that redeem shares of the Fund prior to the Fund’s realization of desired investment returns or recovery of litigation expenses may not experience the full intended benefit of the activist strategy and may not experience the same investment returns as investors that did not redeem their shares.

The Fund does not limit its investments to a particular credit quality and may invest without limitation in debt securities rated below investment grade (commonly referred to as “junk” bonds). Below investment grade securities include those rated, at the time of purchase, below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization (“NRSRO”), as well as non-rated securities determined by the Sub-Advisor to be of comparable quality. The securities underlying the mortgage- and asset-backed securities in which the Fund invests may include distressed debt securities (i.e., underlying loans and assets that are in default or likely to default). An NRSRO will consider the underlying loans or assets collateralizing a mortgage- or asset-backed security when determining the credit rating of such security. The Sub-Advisor will also consider the security’s credit rating when evaluating the security for investment by the Fund.

In managing the Fund’s investments, the Sub-Advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 30 years and a weighted average effective duration that ranges between -9 and 9 years. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Certain mortgage-related securities in which the Fund may invest, such as interest-only securities and related derivatives, have “negative duration.” This means that the value of these instruments normally increases as interest rates increase, unlike most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Fund may also invest in U.S. Treasury and agency securities, structured notes, and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and call and put options on interest rate futures. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class representative of the default risks faced by the Fund, and credit spread options.

The Fund concentrates its investments in the mortgage-backed securities industry, which includes agency and non-agency mortgage-backed securities.

Distribution Policy: The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under

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the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Rational Special Situations Income Fund - Distribution Policy and Goals” section in this Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff arrangements, geopolitical conflicts, interest rate levels and political events affect the securities markets.

Management Risk. The investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential total return of the securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results. The measures that the Advisor, Sub-Advisors or portfolio managers use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Activist Strategies Risk. As part of the Fund’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities. In addition, realization of desired investment returns or recovery of related expenses may involve longer time frames than originally expected, so investors who redeem shares may bear such expenses without experiencing the desired investment returns.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan-level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund.

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Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as GNMA, or government-sponsored entities such as FNMA and FHLMC, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for sub-prime mortgage loans and thereby reduce the Fund’s ability to sell securities backed by such loans. Additionally, “subprime” loan borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Real Estate Risk. Through its investments in mortgage-related securities, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension

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risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes losses.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Junk Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell the bonds in its portfolio. The lack of a liquid market for these bonds could decrease the value of the Fund's portfolio and net asset value per share.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances;

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changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Concentration Risk. Because the Fund concentrates its investments in a sector, industry or group of industries, the Fund is more vulnerable to adverse market, economic, regulatory, political, or other developments affecting such sector, industry or group of industries than a fund that invests its assets more broadly.

Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are subject to prepayment risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDOs and CLOs as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Structured Note Risk. Structured notes are subject to credit risk, default risk, and adverse changes in the index or reference asset to which payments are linked and may involve leverage risk.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government. Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.

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When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; geopolitical conflicts; changes in interest rates; inflation and deflation. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Spread Options Risk. The Fund's credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund's credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends.

Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the

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respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk (the risk that an option’s returns will deviate from a benchmark), and sub-strategy risk (the risk that hedging sub-strategies will not perform as expected).

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Swaps Risk. Swaps are subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. Like other derivatives, swaps are also subject to leverage risk, which will tend to magnify the Fund's losses.

Total Return Swap Risk. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk and liquidity risk.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses. Relatively small market movements may result in large changes in the value of a leveraged derivatives position. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Valuation Risk. Valuation Risk is the risk that a security may be difficult to value. The sales price the Fund could receive for a security may differ from the Fund's valuation of the investment, particularly for investments that trade in low value or volatile markets or that are valued using a fair valuation methodology. When market quotations are not readily available for Fund investments, those investments are fair valued in accordance with the Fund’s compliance program. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.

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Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value and cause the Fund's returns and net asset value per share to experience significant increases or declines in value over short periods of time.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks.”

Performance: The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization, which was consummated after the close of business on July 17, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

The Fund commenced operations on July 17, 2019. The performance shown below prior to July 17, 2019, is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses before any fee waivers and/or expense subsidies), as adjusted to include any applicable sales loads and distribution (12b-1) fees of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to include the other fees, estimated expenses and fee waivers and/or expense subsidies applicable to each class of shares of the Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

The bar chart and accompanying performance table shown below provide an indication of the risks of investing in the Fund by showing the total returns of the Predecessor Fund and the Fund’s Institutional shares for each of the last 10 calendar years, and by showing how the average returns compare over time to the performance of a broad-based market index, as well as an index reflecting the performance of mortgage pass-through securities guaranteed by government-sponsored enterprises or agencies.

How the Fund performed in the past (before and after taxes) is not necessarily indicative of how it may perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, the Fund is unable to show the after-tax returns for the Predecessor Fund for periods that commenced prior to July 17, 2019.

Updated performance information is available at no cost by calling 1-800-253-0412.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.85% (quarter ended June 30, 2020), and the lowest return for a quarter was (7.01)% (quarter ended March 31, 2020).

The Fund’s Institutional shares year-to-date return as of March 31, 2026, was 1.23%.

Average Annual Total Returns

(For periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Institutional Shares[1]
Return Before Taxes	5.18%	4.48%	6.40%
Return After Taxes on Distributions[2]	2.87%	1.90%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares[2]	3.03%	2.29%	4.37%
Class A Shares[1,3]
Return Before Taxes	(0.06)%	3.22%	5.62%
Class C Shares[1]
Return Before Taxes	4.16%	3.45%	5.34%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg US Mortgage Backed Securities (MBS) Index (reflects no deduction for fees, expenses or taxes)	8.58%	0.15%	1.59%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. As a result of the different tax treatment of the Predecessor Fund, we are unable to show after-tax returns for periods that commenced prior to July 17, 2019.

3. Includes the effect of the maximum sales load.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold

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Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Sub-Advisor: ESM Management LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Eric S. Meyer, Founder and Co-Portfolio Manager of the Sub-Advisor, and William R. Van de Water, Managing Director and Co-Portfolio Manager of the Sub-Advisor, are jointly and primarily responsible for the management of the Fund’s portfolio. Dr. Meyer and Mr. Van de Water have served the Fund as portfolio managers since its inception in July 2019 and managed the Predecessor Fund since its inception in 2009.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Automatic Investment Plan is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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